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                                                                    Exhibit 23.1

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement Form S-3 to register 1,201,154 shares.

                                         /s/ Arthur Andersen LLP
                                         Arthur Andersen LLP

Chicago, Illinois

March 3, 1999